Deutsche Asset Management

                                  Mutual Fund
                                 Annual Report
                               September 30, 2001

Mid Cap Fund
Small Cap Fund

                               [GRAPHIC OMITTED]
                                A Member of the
                              Deutsche Bank Group

Mid and Small Cap Funds
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTERS TO SHAREHOLDERS ....................................  3
              PERFORMANCE COMPARISONS .................................... 10

              MID AND SMALL CAP FUNDS
                 Statements of Assets and Liabilities .................... 13
                 Statements of Operations ................................ 14
                 Statements of Changes in Net Assets ..................... 15
                 Financial Highlights .................................... 16
                 Notes to Financial Statements ........................... 19
                 Report of Independent Accountants ....................... 22
                 Tax Information ......................................... 22

              PORTFOLIOS
                 Schedules of Portfolio Investments ...................... 23
                 Statements of Assets and Liabilities .................... 26
                 Statements of Operations ................................ 27
                 Statements of Changes in Net Assets ..................... 28
                 Financial Highlights .................................... 29
                 Notes to Financial Statements ........................... 30
                 Report of Independent Accountants ....................... 32



            --------------------------------------------------------

   The Funds are not insured by the FDIC and are not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.

            --------------------------------------------------------

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                                        2

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MID CAP FUND

We are pleased to present you with this annual report for Deutsche Asset Management's Mid Cap Fund (the 'Fund'), providing a review of the markets, the Capital Appreciation Portfolio (the 'Portfolio') (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
MID CAPITALIZATION STOCKS OUTPERFORMED THEIR LARGE CAP AND SMALL CAP COUNTERPARTS DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2001. Still, the annual period proved to be difficult for equities across all market capitalizations. The S&P MidCap 400 Index returned -19.00% for the annual period as compared to the large cap S&P 500 Index return of -26.63% and the small cap Russell 2000 Index return of -21.21%. In contrast to recent years, value stocks significantly outperformed growth stocks within all equity capitalization sectors during this annual period. For example, in the mid cap area, the Russell MidCap Value Index fell just 0.04%, while the Russell MidCap Growth Index returned -51.77% for the twelve months.

EQUITY MARKETS BEGAN THE LAST QUARTER OF 2000 WITH A CONTINUATION OF THE SEPTEMBER 2000 SELL-OFF. A dramatic slowdown in US GDP growth to approximately 1% versus 2.2% in the third quarter of 2000 and 5.6% in the second particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Information Technology sector's weakness was enough to outweigh the eight of eleven sectors that outpaced the S&P MidCap 400 Index as a whole.

AFTER A DIFFICULT START, THE FIRST CALENDAR QUARTER OF 2001 EXPERIENCED A BRIEF, SHARP RALLY IN RESPONSE TO A SURPRISE INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD IN EARLY JANUARY. Weakness across all segments of the equity markets quickly resumed and continued through the quarter despite two additional interest rate cuts of 0.50% each on January 31 and March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the preceding months, technology stocks were impacted hardest. It had become increasingly clear that the rapid pace of growth in the information technology and telecommunications industries over the past few years, driven in large part by Y2K and Internet spending, was not sustainable. While every sector in the S&P MidCap 400 Index posted negative returns for the quarter, performance remained broad, as eight of the eleven sectors outpaced the Index as a whole.

THE SECOND CALENDAR QUARTER BEGAN ON AN UPBEAT NOTE WITH A BROAD US EQUITY MARKET RALLY IN APRIL FOLLOWING THE FOURTH INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD AND THE ANNOUNCEMENT OF AN UNEXPECTEDLY HIGH US GDP GROWTH RATE OF 2% FOR THE FIRST QUARTER OF 2001. The Federal Reserve Board reduced interest rates by 0.50% in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter. Data indicated that consumer spending and confidence remained strong, but unemployment was rising and negative corporate earnings announcements persisted. In the US Senate, party control shifted, casting investor doubt regarding the regulatory environment for the Health Care and Energy sectors. These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th, resulted in mixed performance for each of the equity market segments in June.

MIXED ECONOMIC SIGNALS, AN ONGOING STREAM OF NEGATIVE CORPORATE EARNINGS ANNOUNCEMENTS, AND THE TRAGIC EVENTS OF SEPTEMBER 11TH LED TO BROAD US EQUITY MARKET WEAKNESS THROUGH MUCH OF THE THIRD CALENDAR QUARTER OF 2001. In July, US GDP growth for the second calendar quarter came in lower than for the prior quarter, but still at a higher than expected annualized rate of 0.7%. Business capital spending was also down. However, consumer spending

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                                        3

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

remained strong, energy prices fell, and the residential real estate market continued to be vibrant. The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.

The month of September witnessed the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets until more normal market functioning is restored. The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment. Every sector in the S&P MidCap 400 Index posted negative returns for the quarter; five of the eleven sectors outpaced the Index as a whole.

INVESTMENT REVIEW
The Fund outperformed its Lipper category average by 9.73% but underperformed its benchmark, the S&P MidCap 400 Index by 18.15%, for the twelve month period. Specific stock selection and sector positioning had mixed results. As value stocks significantly outperformed growth stocks, weighing on performance for the period overall were the Fund's more growth-oriented holdings in the Information Technology sector as well as the Fund's growth bias versus the benchmark.

More specifically, positions in the Consumer Staples and Financial Services sectors contributed strong returns over the annual period, but these sectors' positive performance was not enough to outweigh the negative returns from positions in each of the other sectors. Particularly hindering Fund performance during the annual period were returns from the Information Technology, Energy, Utilities and Health Care sectors.

Among the Fund's best specific stock performers for the annual period were BJ's Wholesale Club, Inc., Williams-Sonoma, Inc., Family Dollar Stores and Bed, Bath & Beyond, Inc. in the Consumer Discretionary sector; Dime Bancorp, Inc., Astoria Financial Corp. and North Fork Bancorporation in the Financial Services sector; Cendant Corp. in the Industrials sector; Alteon Websystems in the Information Technology sector; and Caremark Rx, Inc. in the Health Care sector.

 TEN LARGEST STOCK HOLDINGS
 As of September 30, 2001
 (percentages are based on total net assets of the Portfolio)
 ------------------------------------------------------------
   Tyson Foods, Inc. Class A ................... 3.99%
   Dole Food Co. ............................... 3.80
   Venator Group, Inc. ......................... 3.03
   Johnson Controls, Inc. ...................... 2.60
   Genzyme Corp.--General Division ............. 2.58
   Darden Restaurants, Inc. .................... 2.44
   The Bisys Group, Inc. ....................... 2.36
   Solutia, Inc. ............................... 2.27
   Hibernia Corp. Class A ...................... 2.12
   BJ Service Co. .............................. 2.09

MANAGER OUTLOOK
In our view, the tragic events of September 11th have created a 'New World' by dramatically altering the US' geopolitical, military, economic and societal outlook. The last decade, since the end of the 'Cold War,' was a period of unprecedented prosperity and security for the American people. Now, with the active start of 'Operation Enduring Freedom' against terrorism, uncertainty weighs heavily on consumer and investor sentiment. Given US history, we have no doubt that Americans will deal with the recent crisis and the upcoming period of struggle by carrying on their normal lives with determinism, resilience and renewed strength. However, in the near term, such events will also, we believe, be felt through much of the US economy and financial markets.

o Economic recovery will likely take longer than previously anticipated, compounded by underlying economic factors in existence prior to the World Trade Center and Pentagon tragedies.

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                                        4

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o Equity market performance--especially those 'consumer-centric' industries such as airlines and retail--will likely be adversely impacted by external factors as much as by any sector or stock-specific factors. We also believe there will be an increased equity risk premium demanded.

o Consumer and investor sentiment will likely fluctuate significantly in reaction to how the US geopolitical and military response and any possible counter actions play out. o Corporate earnings disappointments continue to present a primary investment risk.

At the same time, we believe there are a number of factors that should stimulate economic growth by the latter part of 2002 and be particularly positive for the mid cap equity market.

o The fiscal and monetary stimulus already in the pipeline, along with the ongoing accommodative policy stance by the Federal Reserve Board, should provide a powerful boost to the US economy as the relative cost of capital continues to fall.

o Investors have renewed their focus on fundamentals in the past several months, as companies with high equity valuations and weak fundamentals underwent the most severe corrections. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. For the mid cap equity market, the outlook for profit growth, as well as relative valuations, appears to remain attractive versus other segments of the market.

It is important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that we believe offer compelling valuations relative to their growth rates;

o focus on companies that historically have strong, consistent earnings and revenue growth;

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors;

o    strictly adhere to our sell discipline seeking to help mitigate risk; and

o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

 SECTOR DIVERSIFICATION
 As of September 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Health Care ...............................  22.53%
   Consumer Discretionary ....................  16.93
   Financials ................................  12.64
   Information Technology ....................  12.14
   Consumer Staples ..........................  10.98
   Materials .................................   8.21
   Industrials ...............................   7.97
   Energy ....................................   4.76
   Utilities .................................   3.84
                                               ------
 ............................................. 100.00%
                                               ======

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

/S/ Audrey M. T. Jones
/S/ Doris R. Klug
/S/ Bob Grandhi

Audrey M. T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the
CAPITAL APPRECIATION PORTFOLIO
September 30, 2001

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                                        5

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

SMALL CAP FUND

We are pleased to present you with this annual report for Deutsche Asset Management's Small Cap Fund (the 'Fund'), providing a review of the markets, the Small Cap Portfolio (the 'Portfolio') (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
SMALL CAPITALIZATION STOCKS OUTPERFORMED THEIR LARGE CAP COUNTERPARTS DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2001. Still, the annual period proved to be difficult for stocks across all market capitalizations. The Russell 2000 Index returned -21.21% for the annual period as compared to the S&P 500 Index return of -26.63% and the S&P MidCap 400 Index return of -19.00%. In contrast to recent years, value stocks significantly outperformed growth stocks within the small cap sector during this annual period, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

EQUITY MARKETS BEGAN THE LAST QUARTER OF 2000 WITH A CONTINUATION OF THE SEPTEMBER 2000 SELL-OFF. A dramatic slowdown in US GDP growth to approximately 1% versus 2.2% in the third quarter of 2000 and 5.6% in the second particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

THE FIRST CALENDAR QUARTER OF 2001 EXPERIENCED A BRIEF, SHARP RALLY IN RESPONSE TO TWO INTEREST RATE CUTS OF 0.50% EACH BY THE FEDERAL RESERVE BOARD DURING JANUARY. Also, a true 'January Effect' occurred in the small cap market, whereby a large amount of cash flowed into the market following tax loss selling during the previous quarter. The result was that companies with the smallest market capitalizations delivered the best returns during January. Weakness across all segments of the equity markets quickly resumed and continued through the quarter despite an additional interest rate cut of 0.50% on March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the preceding months, technology stocks were impacted particularly hard, as were telecommunications stocks. It had become increasingly clear that the rapid pace of growth in these two sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

THE SECOND CALENDAR QUARTER BEGAN ON AN UPBEAT NOTE WITH A BROAD US EQUITY MARKET RALLY IN APRIL FOLLOWING THE FOURTH INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD AND THE ANNOUNCEMENT OF AN UNEXPECTEDLY HIGH US GDP GROWTH RATE OF 2% FOR THE FIRST QUARTER OF 2001. The Federal Reserve Board reduced interest rates by 0.50% in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter. Data indicated that consumer spending and confidence remained strong, but unemployment was rising and negative corporate earnings announcements persisted. In the US Senate, party control shifted, casting investor doubt regarding the regulatory environment for the Health Care and Energy sectors. These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th and the annual re-balancing of the Russell 2000 Index at the end of the month, resulted in mixed performance for the smaller capitalization equity market in June.

MIXED ECONOMIC SIGNALS, AN ONGOING STREAM OF NEGATIVE CORPORATE EARNINGS ANNOUNCEMENTS, AND THE TRAGIC EVENTS OF SEPTEMBER 11TH LED TO BROAD US EQUITY MARKET WEAKNESS THROUGH MUCH OF THE THIRD CALENDAR QUARTER OF 2001. In July, US GDP growth for the second calendar quarter came in lower than for the prior quarter, but still at a higher than expected annualized rate of 0.7%. Business capital spending was also down. However, consumer spending remained strong, energy prices fell, and the residential

--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

real estate market continued to be vibrant. The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.

The month of September witnessed the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets until more normal market functioning is restored. The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment.

INVESTMENT REVIEW
The Fund's Institutional Class underperformed the Russell 2000 Index by .56%, but outperformed its category average, the Lipper Small Cap Growth Funds Average by 16.46%, for the twelve-month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this annual period. The Fund's performance closely tracked that of the Russell 2000 Index. Specific stock selection and sector positioning had mixed results.

More specifically, among the Portfolio's best performers during the annual period were Resmed, Inc. in the Health Care sector, Barrett Resources Corp. and BJ Services Co. in the Energy sector, Philadelphia Suburban Corp. in the Utilities sector and AmeriCredit Corp. in the Financial Services sector.

Over the annual period, positions in the Financial Services sector contributed strong returns, but this sector's positive performance was not enough to outweigh the negative returns from positions in each of the other sectors. Particularly hindering Fund performance during the annual period were returns from the Technology and Other Energy sectors.

 TEN LARGEST STOCK HOLDINGS
 As of September 30, 2001
 (percentages are based on total net assets of the Portfolio)
 ------------------------------------------------------------
   Resmed, Inc. ................................ 4.89%
   Commercial Federal Corp. .................... 2.63
   Accredo Health, Inc. ........................ 2.54
   BorgWarner, Inc. ............................ 2.51
   Philadelphia Suburban Corp. ................. 2.46
   USFreightways Corporation ................... 2.38
   LNR Porperty Corp. .......................... 2.33
   Tyson Foods, Inc. Class A ................... 2.27
   Swift Transportations Co, Inc. .............. 2.20
   Genesco, Inc. ............................... 2.10

MANAGER OUTLOOK
In our view, the tragic events of September 11th have created a 'New World' by dramatically altering the US' geopolitical, military, economic and societal outlook. The last decade, since the end of the 'Cold War,' was a period of unprecedented prosperity and security for the American people. Now, with the active start of 'Operation Enduring Freedom' against terrorism, uncertainty weighs heavily on consumer and investor sentiment. Given US history, we have no doubt that Americans will deal with the recent crisis and the upcoming period of struggle by carrying on their normal lives with determinism, resilience and renewed strength. However, in the near term, such events will also, we believe, be felt through much of the US economy and financial markets.

o Economic recovery will likely take longer than previously anticipated, compounded by underlying economic factors in existence prior to the World Trade Center and Pentagon tragedies.

o Equity market performance--especially those 'consumer-centric' industries such as airlines and retail--will likely be impacted by external factors as much as by any sector or stock-specific factors. We also believe there will be an increased equity risk premium demanded.

o Consumer and investor sentiment will likely fluctuate significantly in reaction to how the US geopolitical and military response and any possible counter actions play out.

o Corporate earnings disappointments continue to present a primary investment risk.

At the same time, we believe there are a number of factors that should stimulate economic growth by the

--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

latter part of 2002 and be particularly positive for the small cap equity market.

o The fiscal and monetary stimulus already in the pipeline, along with the ongoing accommodative policy stance by the Federal Reserve Board, should provide a powerful boost to the US economy as the relative cost of capital continues to fall. In a declining interest rate environment, the cost of capital spreads between larger and smaller firms usually narrow. As those spreads narrow, the relative access to capital for small cap companies has, from a historical perspective, improved. This improved access along with a lower relative cost of capital should make it cheaper and easier for smaller companies to borrow capital, thereby pointing to generally better relative earnings for smaller companies compared to larger companies.

o Investors have renewed their focus on fundamentals in the past several months, as companies with high equity valuations and weak fundamentals underwent the most severe corrections. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. Small cap stocks have outperformed their large cap brethren in terms of profit growth for the past five consecutive quarters. While liquidity remains a concern in the small cap equity market, we believe the good relative visibility, performance and valuations of small cap stocks should continue to benefit this equity segment.

o The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small cap investors.

It is important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that we believe offer compelling valuations relative to their growth rates;

o focus on companies that historically have had strong, consistent earnings and revenue growth;

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors;

o    strictly adhere to our sell discipline seeking to help mitigate risk; and

o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

 SECTOR DIVERSIFICATION
 As of September 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Consumer Discretionary ....................  21.94%
   Health Care ...............................  20.65
   Financial Services ........................  13.04
   Autos and Transportation ..................  10.37
   Producer Durables .........................   6.66
   Materials and Processing ..................   6.63
   Consumer Staples ..........................   5.59
   Utilities .................................   5.38
   Other Energy ..............................   5.08
   Technology ................................   4.66
                                               ------
                                               100.00%
                                               ======

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

/S/ Audrey M.T. Jones
/S/ Doris R. Klug
/S/ Bob Grandhi

Audrey M.T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the
SMALL CAP PORTFOLIO
September 30, 2001

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended                      1 Year   3 Years   5 Years     Since   1 Year  3 Years   5 Years     Since
   September 30, 2001                                            Inception                             Inception
----------------------------------------------------------------------------------------------------------------
 Mid Cap Fund 1
   Institutional Class
      (inception 10/12/93) 2           (37.15)%  41.06%   45.93%   132.04%   (37.15)%  12.15%     7.85%   11.14%
   Investment Class
      (inception 3/9/93)               (37.26)%  41.75%   43.94%   172.18%   (37.26)%  12.33%     7.56%   12.41%
------------------------------------------------------------------------------------------------------------------
 S&P MidCap 400 Index 3                (19.00)%  45.58%   89.73%   175.50% 6 (19.00)%  13.33%    13.67%   13.66% 6
------------------------------------------------------------------------------------------------------------------
 Lipper Mid Cap
   Growth Funds Average 4              (46.88)%  24.21%    23.27%   85.53%6  (46.88)%   6.75%     3.15%    7.21% 6
------------------------------------------------------------------------------------------------------------------
 Small Cap Fund 1
   Investment Class
   (inception 10/21/93)                (21.77)%  62.29%   37.03%   220.45%   (21.77)%  17.52%     6.50%   15.79%
------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index 5                  (21.21)%  15.76%   24.86%    74.39% 7  21.21)%   5.00%     4.54%    7.28% 7
------------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index 5                      (42.59)%  (1.26)%  (8.45)%   29.56% 7 (42.59)%  (0.42)%   (1.75)%   3.33% 7
------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Funds Average 4                     (38.23)%  35.74%   26.11%    86.27% 7  38.23)%   9.47%     3.94%    7.69% 7

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.Performance assumes the reinvestment of all dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 At the close of business on August 31, 2000, shares of Equity Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as the Mid Cap Fund. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.

3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized UScompanies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. On March 31, 2001, Lipper reclassified Mid Cap Fund from the Lipper Multi Cap Growth Funds category to the Lipper Mid Capgrowth Funds category and reclassified
     Small Cap Fund from the Lipper Mid Cap growth Funds category to the Lipper Small Cap Growth Funds category.

5 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values. Benchmark returns do not reflect expenses that have been deducted from theFund's returns.

6 Since Inception benchmark returns are for comparative purposes relative to Investment Class Shares and are for the periods beginning March 31, 1993.

7    Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Mid Cap Fund--Institutional Class, S&P MidCap 400 Index and Lipper Mid Cap Growth Funds Average
Growth of a $250,000 Investment (since October 12, 1993) 2

           Mid Cap Inst.3  S&P MidCap 400 Index 4  Lipper Mid Cap Growth Funds 5
           --------------  ----------------------  -----------------------------
10/12/93      $250,000             $250,000                 $250,000
11/30/93       234,750              244,470                  241,471
12/31/93       245,000              255,819                  251,568
01/31/94       252,500              261,770                  258,911
02/28/94       251,500              258,056                  257,512
03/31/94       239,000              246,103                  242,413
04/30/94       239,500              247,934                  242,106
05/31/94       236,000              245,587                  237,765
06/30/94       224,000              237,129                  226,649
07/31/94       227,750              245,159                  231,607
08/31/94       245,000              257,998                  247,616
09/30/94       246,000              253,183                  248,120
10/31/94       256,250              255,952                  253,934
11/30/94       246,750              244,407                  243,460
12/31/94       253,500              246,650                  248,522
01/31/95       244,500              249,229                  246,191
02/28/95       259,000              262,294                  257,488
03/31/95       270,000              266,600                  266,582
04/30/95       271,250              272,203                  269,175
05/31/95       273,750              278,769                  273,973
06/30/95       299,750              290,118                  294,473
07/31/95       334,750              305,192                  319,754
08/31/95       338,250              310,898                  324,099
09/30/95       353,500              318,434                  335,467
10/31/95       355,000              310,241                  327,552
11/30/95       355,250              323,791                  337,863
12/31/95       348,850              322,985                  337,189
01/31/96       345,000              327,671                  336,391
02/29/96       349,900              338,808                  350,381
03/31/96       352,975              342,868                  356,783
04/30/96       383,100              353,340                  382,890
05/31/96       400,350              358,118                  396,457
06/30/96       380,025              352,745                  379,721
07/31/96       345,000              328,880                  341,512
08/31/96       367,400              347,847                  362,960
09/30/96       397,525              363,014                  388,413
10/31/96       380,025              364,069                  376,585
11/30/96       389,175              384,576                  387,516
12/31/96       382,350              385,002                  384,146
01/31/97       398,050              399,456                  397,768
02/28/97       364,450              396,171                  375,078
03/31/97       338,550              379,280                  349,729
04/30/97       337,175              389,116                  350,427
05/31/97       374,075              423,140                  390,394
06/30/97       390,325              435,028                  406,580
07/31/97       430,275              478,100                  438,843
08/31/97       428,075              477,519                  436,614
09/30/97       460,425              504,967                  469,729
10/31/97       444,150              482,994                  445,373
11/30/97       432,575              490,153                  440,236
12/31/97       441,250              509,176                  445,258
01/31/98       428,300              499,484                  437,593
02/28/98       464,200              540,866                  476,619
03/31/98       495,375              565,261                  500,365
04/30/98       500,375              575,578                  503,239
05/31/98       479,200              549,685                  474,681
06/30/98       509,775              553,152                  493,465
07/31/98       480,375              531,695                  464,698
08/31/98       373,875              432,724                  365,096
09/30/98       411,250              473,118                  391,608
10/31/98       423,000              515,398                  411,106
11/30/98       451,250              541,119                  440,231
12/31/98       519,725              606,498                  492,677
01/31/99       552,500              582,888                  509,828
02/28/99       517,375              552,366                  469,288
03/31/99       553,700              567,814                  498,612
04/30/99       585,000              612,584                  520,816
05/31/99       572,000              615,284                  516,838
06/30/99       610,675              648,165                  555,372
07/31/99       589,425              634,393                  545,032
08/31/99       600,050              612,675                  538,667
09/30/99       593,550              593,741                  545,317
10/31/99       626,625              624,000                  590,317
11/30/99       674,175              656,766                  655,361
12/31/99       778,050              695,780                  776,202
01/31/00       802,950              676,189                  765,786
02/29/00       973,575              723,513                  946,986
03/31/00       941,350              784,065                  901,657
04/30/00       861,525              756,687                  800,208
05/31/00       800,750              747,245                  735,909
06/30/00       904,750              758,220                  835,760
07/31/00       887,175              770,198                  798,618
8/31/00        977,075              856,192                  901,860
9/30/00        922,975              850,331                  869,627
10/31/00       826,825              821,495                  800,449
11/30/00       709,700              759,486                  649,059
12/31/00       767,875              817,588                  699,076
1/31/01        785,250              835,796                  711,783
2/28/01        697,325              788,099                  610,736
3/31/01        628,425              729,506                  541,520
4/30/01        722,825              809,982                  614,130
5/31/01        721,200              828,845                  614,942
6/30/01        719,550              825,499                  615,290
7/31/01        689,725              813,202                  580,086
8/31/01        669,100              786,601                  542,000
9/30/01        580,100              688,743                  463,836


                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year     5 Years      Since
   September 30, 2001                                            10/12/93 2
 --------------------------------------------------------------------------
 Mid Cap Fund--Institutional Class             (37.15)%    7.85%     11.14%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. Performance assumes the reinvestment of all dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2    The Funds inception date.

3 At the close of business on August 31, 2000, shares of Equity Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap Fund. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.

4 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized UScompanies.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Mid Cap Fund from the Lipper Multi Cap Growth Funds category to the Lipper Mid Cap Growth Funds category.

Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Mid Cap Fund--Investment Class, S&P MidCap 400 Index and Lipper Mid Cap Growth Funds Average
Growth of a $10,000 Investment (since March 9, 1993)2

           Mid Cap Invst. S&P MidCap 400 Index 3  Lipper Mid Cap Growth Funds 4
           -------------- ----------------------  -----------------------------
03/09/93       $10,000          $10,000                    $10,000
03/31/93        10,010           10,000                     10,000
04/30/93         9,770            9,738                      9,697
05/31/93        10,180           10,182                     10,311
06/30/93        10,530           10,233                     10,421
07/31/93        10,680           10,213                     10,479
08/31/93        11,410           10,635                     11,080
09/30/93        11,850           10,747                     11,482
10/31/93        11,840           10,783                     11,600
11/30/93        11,220           10,544                     11,210
12/31/93        11,720           11,034                     11,686
01/31/94        12,070           11,290                     12,046
02/28/94        12,030           11,130                     11,994
03/31/94        11,420           10,614                     11,299
04/30/94        11,450           10,693                     11,285
05/31/94        11,280           10,592                     11,080
06/30/94        10,710           10,227                     10,577
07/31/94        10,880           10,574                     10,812
08/31/94        11,710           11,127                     11,568
09/30/94        11,740           10,920                     11,623
10/31/94        12,240           11,039                     11,890
11/30/94        11,780           10,541                     11,410
12/31/94        12,100           10,638                     11,623
01/31/95        11,660           10,749                     11,506
02/28/95        12,350           11,313                     12,032
03/31/95        12,870           11,498                     12,463
04/30/95        12,930           11,740                     12,586
05/31/95        13,050           12,023                     12,819
06/30/95        14,280           12,513                     13,777
07/31/95        15,950           13,163                     14,962
08/31/95        16,110           13,409                     15,164
09/30/95        16,830           13,734                     15,678
10/31/95        16,910           13,381                     15,274
11/30/95        16,920           13,965                     15,760
12/31/95        16,629           13,930                     15,726
01/31/96        16,444           14,132                     15,646
02/29/96        16,673           14,613                     16,310
03/31/96        16,803           14,788                     16,612
04/30/96        18,230           15,240                     17,834
05/31/96        19,058           15,446                     18,472
06/30/96        18,088           15,214                     17,688
07/31/96        16,422           14,185                     15,891
08/31/96        17,478           15,003                     16,907
09/30/96        18,909           15,657                     18,091
10/31/96        18,031           15,702                     17,531
11/30/96        18,447           16,587                     18,028
12/31/96        18,073           16,605                     17,906
01/31/97        18,876           17,229                     18,537
02/28/97        17,244           17,087                     17,491
03/31/97        15,935           16,358                     16,304
04/30/97        15,754           16,783                     16,313
05/31/97        17,503           18,250                     18,197
06/30/97        18,280           18,763                     18,961
07/31/97        20,249           20,621                     20,424
08/31/97        20,146           20,595                     20,362
09/30/97        21,677           21,779                     21,914
10/31/97        20,891           20,832                     20,771
11/30/97        20,326           21,140                     20,515
12/31/97        20,685           21,961                     20,719
01/31/98        20,027           21,543                     20,378
02/28/98        21,799           23,328                     22,197
03/31/98        23,318           24,380                     23,290
04/30/98        23,503           24,825                     23,447
05/31/98        22,474           23,708                     22,113
06/30/98        23,874           23,858                     22,938
07/31/98        22,508           22,932                     21,563
08/31/98        17,429           18,663                     16,950
09/30/98        19,201           20,406                     18,139
10/31/98        19,791           22,229                     19,058
11/30/98        21,107           23,339                     20,411
12/31/98        24,514           26,158                     22,777
01/31/99        26,067           25,140                     23,483
02/28/99        24,475           23,824                     21,593
03/31/99        26,202           24,490                     22,826
04/30/99        27,736           26,421                     23,853
05/31/99        27,122           26,537                     23,723
06/30/99        29,021           27,955                     25,484
07/31/99        28,062           27,361                     25,042
08/31/99        28,542           26,425                     24,688
09/30/99        28,235           25,608                     25,023
10/31/99        29,769           26,913                     27,038
11/30/99        31,879           28,326                     29,972
12/31/99        36,692           30,009                     35,358
01/31/00        37,828           29,164                     34,801
02/29/00        46,149           31,205                     43,020
03/31/00        44,667           33,817                     41,002
04/30/00        40,717           32,636                     36,567
05/31/00        37,680           32,229                     33,540
06/30/00        42,593           32,702                     38,135
07/31/00        41,556           33,219                     36,381
8/31/00         41,560           36,928                     41,122
9/30/00         43,383           36,675                     39,557
10/31/00        38,840           35,431                     36,523
11/30/00        33,334           32,757                     29,678
12/31/00        36,069           35,263                     31,873
1/31/01         36,885           36,048                     32,480
2/28/01         32,727           33,991                     27,868
3/31/01         29,488           31,464                     24,709
4/30/01         33,926           34,935                     27,970
5/31/01         33,824           35,748                     27,996
6/30/01         33,748           35,604                     28,067
7/31/01         32,345           35,074                     26,533
8/31/01         31,375           33,926                     24,815
9/30/01         27,218           29,706                     21,267

                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                             1 Year     5 Years      Since
   September 30, 2001                                             3/9/93 2
 -------------------------------------------------------------------------
 Mid Cap Fund--Investment Class               (37.26)%    7.56%     12.41%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. Performance assumes the reinvestment of all dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2    The Funds inception date.

3 S&P MidCap 400 Index is an unmanaged index used to portray the pattern of common stock movement of 400 mid-sized US companies.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Mid Cap Fund from the Lipper Multi Cap Growth Funds category to the Lipper Mid Cap Growth Funds category.

Benchmark returns are for the period beginning March 31, 1993.

--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Small Cap Fund--Investment Class, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small Cap Growth Funds Average Growth of a $10,000 Investment (since October 21, 1993) 2

           Small Cap Fund --     Russell 2000       Russell 2000         Lipper Small Cap
            Investment Class       Index 3         Growth Index 3      Growth Funds Average 4
           -----------------     ------------      --------------      ----------------------
10/21/93          $10,000          $10,000            $10,000               $10,000
11/30/93           9,870            9,671              9,595                  9,627
12/31/93           10,460           10,002             9,975                 10,087
01/31/94           10,970           10,315             10,240                10,352
02/28/94           11,180           10,278             10,196                10,330
03/31/94           10,510           9,735              9,568                  9,737
04/30/94           10,610           9,793              9,583                  9,735
05/31/94           10,540           9,683              9,368                  9,516
06/30/94           10,080           9,354              8,965                  9,053
07/31/94           10,260           9,508              9,093                  9,214
08/31/94           11,200           10,038             9,761                  9,861
09/30/94           11,600           10,004             9,803                  9,972
10/31/94           12,120           9,965              9,908                 10,200
11/30/94           11,910           9,562              9,507                  9,832
12/31/94           12,480           9,819              9,732                 10,060
01/31/95           12,410           9,695              9,535                  9,904
02/28/95           13,290           10,099             9,974                 10,336
03/31/95           14,290           10,272             10,266                10,684
04/30/95           14,370           10,501             10,421                10,775
05/31/95           14,320           10,681             10,557                10,924
06/30/95           16,110           11,236             11,284                11,742
07/31/95           17,940           11,883             12,164                12,725
08/31/95           17,860           12,129             12,314                12,877
09/30/95           18,500           12,345             12,568                13,287
10/31/95           18,050           11,793             11,950                12,945
11/30/95           19,310           12,289             12,477                13,428
12/31/95           19,790           12,613             12,753                13,698
01/31/96           19,844           12,599             12,648                13,602
02/29/96           21,031           12,992             13,225                14,262
03/31/96           21,323           13,256             13,486                14,741
04/30/96           23,925           13,965             14,521                16,038
05/31/96           25,307           14,516             15,266                16,834
06/30/96           23,482           13,919             14,274                16,037
07/31/96           20,017           12,704             12,532                14,396
08/31/96           21,388           13,441             13,459                15,310
09/30/96           23,385           13,967             14,152                16,275
10/31/96           21,701           13,751             13,542                15,691
11/30/96           20,859           14,318             13,918                16,019
12/31/96           21,156           14,693             14,190                16,257
01/31/97           22,297           14,987             14,544                16,618
02/28/97           19,956           14,623             13,666                15,542
03/31/97           17,744           13,933             12,702                14,511
04/30/97           17,232           13,972             12,555                14,330
05/31/97           20,073           15,527             14,442                16,212
06/30/97           21,191           16,192             14,931                17,128
07/31/97           23,543           16,945             15,696                18,186
08/31/97           24,393           17,333             16,167                18,493
09/30/97           27,571           18,602             17,458                20,058
10/31/97           25,266           17,785             16,409                18,995
11/30/97           24,090           17,670             16,018                18,639
12/31/97           23,940           17,979             16,027                18,692
01/31/98           23,808           17,695             15,813                18,460
02/28/98           25,879           19,004             17,209                19,958
03/31/98           26,987           19,787             17,931                20,883
04/30/98           27,145           19,897             18,041                21,080
05/31/98           24,639           18,825             16,730                19,665
06/30/98           26,116           18,865             16,901                20,084
07/31/98           23,505           17,338             15,490                18,580
08/31/98           17,741           13,971             11,914                14,463
09/30/98           19,745           15,064             13,122                15,514
10/31/98           20,194           15,679             13,806                16,171
11/30/98           22,172           16,500             14,877                17,447
12/31/98           25,412           17,521             16,224                19,086
01/31/99           26,484           17,754             16,954                19,424
02/28/99           23,851           16,316             15,403                17,575
03/31/99           26,616           16,571             15,951                18,131
04/30/99           27,119           18,056             17,360                18,881
05/31/99           25,942           18,320             17,387                19,045
06/30/99           28,521           19,148             18,303                20,559
07/31/99           28,190           18,623             17,737                20,534
08/31/99           28,336           17,933             17,074                20,104
09/30/99           28,931           17,937             17,403                20,460
10/31/99           29,751           18,010             17,849                21,316
11/30/99           32,754           19,085             19,736                23,700
12/31/99           36,784           21,246             23,215                27,931
01/31/00           35,416           20,905             22,999                27,536
02/29/00           43,335           24,357             28,350                34,226
03/31/00           43,639           22,751             25,370                32,010
04/30/00           39,490           21,382             22,808                28,391
05/31/00           36,495           20,136             20,811                25,994
06/30/00           40,280           21,891             23,500                30,100
07/31/00           36,845           21,187             21,486                28,224
8/31/00            38,400           22,803             23,746                31,414
9/30/00            40,964           22,133             22,566                30,275
10/31/00           40,098           21,145             20,734                28,328
11/30/00           35,294           18,974             16,970                23,709
12/31/00           40,564           20,604             18,008                25,686
1/31/01            41,846           21,677             19,466                26,437
2/28/01            38,795           20,254             16,797                23,187
3/31/01            35,875           19,264             15,270                21,108
4/30/01            39,493           20,771             17,140                23,572
5/31/01            39,688           21,281             17,537                24,096
6/30/01            40,742           22,016             18,015                24,768
7/31/01            38,958           20,824             16,478                23,382
8/31/01            37,611           20,152             15,449                21,995
9/30/01            32,045           17,439             12,956                18,627

                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                             1 Year     5 Years      Since
   September 30, 2001                                           12/21/93 2
 -------------------------------------------------------------------------
 Small Cap Fund--Investment Class             (21.77)%    6.50%     15.79%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. Performance assumes the reinvestment of all dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2    The Funds inception date.

3 The Russell 2000 Index is an unmanaged index which tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Small Cap Fund from the Lipper Mid Cap Growth Funds category to the Lipper Small Cap Growth Funds category.

Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                              SEPTEMBER 30, 2001

                                                                      MID CAP FUND                SMALL CAP FUND
                                                                      ------------                --------------
ASSETS
   Investment in corresponding portfolio, at value 1 ................ $266,912,845                  $241,159,005
   Receivable for capital shares sold ...............................      570,082                       442,676
   Prepaid expenses and other .......................................       14,824                        13,929
                                                                      ------------                  ------------
Total assets ........................................................  267,497,751                   241,615,610
                                                                      ------------                  ------------
LIABILITIES
   Payable for capital shares purchased .............................           --                       168,938
   Due to Administrator .............................................       93,487                        96,161
   Other accrued expenses ...........................................       56,044                        42,479
                                                                      ------------                  ------------
Total liabilities ...................................................      149,531                       307,578
                                                                      ------------                  ------------
NET ASSETS .......................................................... $267,348,220                  $241,308,032
                                                                      ============                  ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................. $355,706,706                  $251,445,036
   Accumulated net realized loss on
     investment transactions ........................................  (70,317,266)                   (3,981,887)
   Net unrealized appreciation/depreciation on investments ..........  (18,041,220)                   (6,155,117)
                                                                      ------------                  ------------
NET ASSETS .......................................................... $267,348,220                  $241,308,032
                                                                      ============                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 2 ............................................ $      10.69                           N/A
                                                                      ============                  ============
   Investment Class 3 ............................................... $      10.66                  $      19.73
                                                                      ============                  ============

--------------------------------------------------------------------------------

1    Allocated from Capital Appreciation Portfolio and Small Cap Portfolio.

2 Net asset value, redemption price and offering price per share (based on net assets of $231,394,867 and 21,641,258 shares outstanding; $0.001 par value, unlimited number of shares authorized)

3 Net asset value, redemption price and offering price per share (based on net assets of $35,953,353, $241,308,032 and 3,371,207, 12,227,615 shares outstanding for Mid Cap Investment Class and Small Cap Investment; $0.001 par value, unlimited number of shares authorized)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                             FOR THE YEAR  ENDED
                                                                                              SEPTEMBER 30, 2001

                                                                      MID CAP FUND                SMALL CAP FUND
                                                                      ------------                --------------
INVESTMENT INCOME 1
   Income allocated from Portfolio ................................. $   1,527,506                  $    341,749
                                                                     -------------                  ------------
EXPENSES
   Administration and services fees ................................     1,502,201                     1,829,235
   Printing and shareholder reports ................................        38,614                        38,206
   Registration fees ...............................................        35,402                        31,740
   Professional fees ...............................................        25,814                        48,299
   Trustees fees ...................................................        10,625                        11,275
   Miscellaneous ...................................................         6,847                         2,021
                                                                     -------------                  ------------
Total expenses .....................................................     1,619,503                     1,960,776
Less: fee waivers and/or expense reimbursements ....................      (117,302)                     (131,541)
                                                                     -------------                  ------------
Net expenses .......................................................     1,502,201                     1,829,235
                                                                     -------------                  ------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ......................        25,305                    (1,487,486)
                                                                     -------------                  ------------
REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS
   Net realized loss on investment transactions ....................   (69,862,546)                   (3,481,939)
   Net change in unrealized appreciation/depreciation
     on investments ................................................   (97,955,806)                  (64,364,850)
                                                                     -------------                  ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....................  (167,818,352)                  (67,846,789)
                                                                     -------------                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................... $(167,793,047)                 $(69,334,275)
                                                                     =============                  ------------

--------------------------------------------------------------------------------

1 Allocated from Capital Appreciation Portfolio and Small Cap Portfolio, as applicable.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                 2001                2000                2001               2000
----------------------------------------------------------------------------------------------------------------
                                                             MID CAP FUND                         SMALL CAP FUND
                                                             ------------                         --------------
INCREASE (DECREASE)
   IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in
     excess of) income ................ $      25,305        $   (220,060)      $  (1,487,486)      $  (1,640,294)
   Net realized gain (loss) on
     investment transactions ..........   (69,862,546)         11,701,577          (3,481,939)         70,508,721
   Net change in unrealized
     appreciation/depreciation
     on investments ...................   (97,955,806)         74,967,361         (64,364,850)         19,244,310
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from operations .............  (167,793,047)         86,448,878         (69,334,275)         88,112,737
                                        -------------        ------------       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from
     investment transactions
     Institutional Class ..............   (10,725,713)                 --                  --                  --
     Investment Class .................    (1,285,534)         (7,759,652)        (17,048,548)        (32,546,199)
                                        -------------        ------------       -------------       -------------
Total distributions ...................   (12,011,247)         (7,759,652)        (17,048,548)        (32,546,199)
                                        -------------        ------------       -------------       -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales
     of shares ........................   125,121,876          43,486,787         449,432,895         622,544,178
   Value of shares issued in
     connection with mergers 1 ........            --         363,271,526           9,320,801                  --
   Dividend reinvestments .............    11,615,268           5,252,658          12,124,371          22,159,906
   Cost of shares redeemed ............  (151,725,520)        (57,291,310)       (435,656,947)       (624,073,187)
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from capital
   share transactions .................   (14,988,376)        354,719,661          35,221,120          20,630,897
                                        -------------        ------------       -------------       -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ......................  (194,792,670)        433,408,887         (51,161,703)         76,197,435
NET ASSETS
   Beginning of year ..................   462,140,890          28,732,003         292,469,735         216,272,300
                                        -------------        ------------       -------------       -------------
   End of year ........................ $ 267,348,220        $462,140,890       $ 241,308,032       $ 292,469,735
                                        =============        ============       =============       =============

--------------------------------------------------------------------------------

1    See Note 4 to Financial Statements.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                                                                              FOR THE PERIOD
                                                                              FOR THE            AUGUST 31, 2000
                                                                           YEAR ENDED                    THROUGH
                                                                   SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................................... $  17.57                   $  18.60
                                                                             --------                   --------
INCOME FROMINVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ...........................     0.01                      (0.00) 1
   Net realized and unrealized loss on investments .........................    (6.42)                     (1.03)
                                                                             --------                   --------
Total from investment operations ...........................................    (6.41)                     (1.03)
                                                                             --------                   --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions ..........................    (0.47)                        --
                                                                             --------                   --------
NET ASSET VALUE, END OF PERIOD ............................................. $  10.69                   $  17.57
                                                                             ========                   ========
TOTAL INVESTMENT RETURN ....................................................   (37.15)%                    55.50% 2
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................................ $231,395                   $414,320
   Ratios to average net assets:
     Net investment (expenses in excess of) income .........................     0.04%                     (0.17)% 3
     Expenses after waivers and/or reimbursements, including
        expenses of the Capital Appreciation Portfolio .....................     1.00%                      1.00% 3
     Expenses before waivers and/or reimbursements, including
        expenses of the Capital Appreciation Portfolio .....................     1.18%                      1.45% 3

--------------------------------------------------------------------------------

1    Amount is less than 0.01.

2 At the close of business on August 31, 2000, shares of Equity Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.

3    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INVESTMENT CLASS
                                                                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                         2001          2000         1999          1998         1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .................. $ 17.57       $ 14.77      $ 11.38       $ 15.72      $ 16.79
                                                      -------       -------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................   (0.03)        (0.06)       (0.07)        (0.12)       (0.13)
   Net realized and unrealized gain (loss)
     on investments .................................   (6.41)         6.79         4.99         (1.58)        2.13
                                                      -------       -------      -------       -------      -------
   Total from investment operations .................   (6.44)         6.73         4.92         (1.70)        2.00
                                                      -------       -------      -------       -------      -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment
     transactions ...................................   (0.47)        (3.93)       (1.53)        (2.64)       (3.07)
                                                      -------       -------      -------       -------      -------
NET ASSET VALUE, END OF YEAR ........................ $ 10.66       $ 17.57      $ 14.77       $ 11.38      $ 15.72
                                                      =======       =======      =======       =======      =======
TOTAL INVESTMENT RETURN .............................  (37.26)%       53.65%       47.05%       (11.42)%      14.64%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................................. $35,953       $47,820      $28,732       $25,497      $49,002
   Ratios to average net assets:
     Expenses in excess of income ...................   (0.21)%       (0.40)%      (0.58)%       (0.70)%      (0.77)%
     Expenses after waivers and/or
        reimbursements, including expenses
        of the Capital Appreciation Portfolio .......    1.25%         1.25%        1.25%         1.25%        1.25%
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Capital Appreciation Portfolio .......    1.43%         1.70%        1.88%         1.64%        1.54%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                         2001          2000         1999          1998         1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF YEAR ................. $  26.95      $  21.89     $  14.96      $  23.68     $  21.66
                                                     --------      --------     --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................    (0.12)        (0.15)       (0.15)        (0.18)       (0.14)
   Net realized and unrealized gain (loss)
      on investments ...............................    (5.53)         8.53         7.13         (6.24)        3.58
                                                     --------      --------     --------      --------     --------
Total from investment operations ...................    (5.65)         8.38         6.98         (6.42)        3.44
                                                     --------      --------     --------      --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment
     transactions ..................................    (1.57)        (3.32)       (0.05)        (1.04)       (1.42)
   In excess of net realized gains .................       --            --           --         (1.26)          --
                                                     --------      --------     --------      --------     --------
Total distributions ................................    (1.57)        (3.32)       (0.05)        (2.30)       (1.42)
                                                     --------      --------     --------      --------     --------
NET ASSET VALUE, END OF YEAR ....................... $  19.73      $  26.95     $  21.89      $  14.96     $  23.68
                                                     ========      ========     ========      ========     ========
TOTAL INVESTMENT RETURN ............................   (21.77)%       41.59%       46.52%       (28.38)%      17.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................................ $241,308      $292,470     $216,272      $172,310     $286,322
   Ratios to average net assets:
   Expenses in excess of income ....................    (0.53)%       (0.60)%      (0.74)%       (0.87)%      (0.89)%
     Expenses after waivers and/or
        reimbursements, including expenses
        of the Small Cap Portfolio .................     1.25%         1.25%        1.25%         1.25%        1.25%
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Small Cap Portfolio .................     1.46%         1.44%        1.46%         1.44%        1.28%



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Mid Cap Fund and Small Cap Fund--Investment Class (each a 'Fund', and collectively, the 'Funds') are two of the funds offered to investors by the Trust.

Mid Cap Fund began operations on March 9, 1993 and Small Cap Investment Class began operations on October 21, 1993.

The Mid Cap Fund offers two classes of shares to investors: the Institutional Class and the Investment Class. The Institutional Class began operations and offering shares of beneficial interest on August 31, 2000 when Equity Appreciation--Institutional Class, a series of the BT Pyramid Mutual Funds, merged into Mid Cap Fund Institutional Class. Equity Appreciation--Institutional Class began operations and offering shares of beneficial interest on October 12, 1993. The Investment Class began operations and offering shares of beneficial interest on March 9, 1993. Both classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

Mid Cap Fund and Small Cap Fund seek to achieve their investment objectives by investing substantially each of their assets in the Capital Appreciation Portfolio and Small Cap Portfolio (each a 'Portfolio' and collectively, the 'Portfolios'), respectively. Small Cap Portfolio is a series of BT Investment Portfolios. The Portfolios are open-end management investment companies registered under the Act. The value of each Fund's investment in the Portfolios reflects each Fund's proportionate interest in the net assets of that Portfolio. At September 30, 2001, Mid Cap Fund's investment was approximately 100% of the Capital Appreciation Portfolio, and the Small Cap Fund's investment was approximately 100% of the Small Cap Portfolio.

The financial statements of each of the Portfolios, including a list of investments held, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolios is discussed in Note 1B of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Funds are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2001, have been primarily attributable to distribution reclassifications, net operating losses, a return of capital, and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts.

                  Undistributed       Accumulated
                 Net Investment      Net Realized         Paid-in
Fund              Income (Loss)    Gains (Losses)         Capital
----             --------------    --------------    ------------
Mid Cap Fund         $ (25,305)        $2,232,062    $(2,206,757)
Small Cap Fund       $1,487,486        $ (183,619)   $(1,303,867)

F. CAPITAL LOSSES
At September 30, 2001, capital loss carryforwards available as a reduction against future net realized capital gains, subject to Internal Revenue date limitations, are as follows:

                 NET REALIZED
                 CAPITAL LOSS     EXPIRES        EXPIRES
                CARRYFORWARDS        2008           2009
                -------------    --------    -----------
Mid Cap Fund      $16,640,493          --    $16,640,493
SmallCap Fund      $  297,938    $232,049      $  65,889

At September 30, 2001 the Funds have deferred the following post-October capital losses to the next fiscal year ended September 30, 2002:

Mid Cap Fund                               $52,959,282
SmallCap Fund                              $ 2,771,717

G. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of the funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust are allocated among the funds in the Trust or the classes in the Fund, respectively.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Funds have entered into an Administration Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative and shareholder services to each of the Funds. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.40% for Institutional Class and 0.65% for the Investment Class of each Fund's average daily net assets.

Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly-owned subsidiary of Deutsche Bank AG, served as Administrator to the Funds. Bankers Trust Company continues to serve as custodian to the Funds.

The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund or Class through January 31, 2003, to the extent necessary, to limit all expenses as follows: Institutional Class Shares to 1.00% of the average daily net assets of the Fund, including expenses of the Portfolio; Investment Class Shares to 1.25% of the average daily net assets of the Funds, including expenses of their respective Portfolios.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3--CAPITAL SHARE TRANSACTIONS
At September 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                                                   For the Year Ended September 30, 2001
                                      ----------------------------------------------------------------------------------
                                      Mid Cap Fund Institutional    Mid Cap Fund Investment    Small Cap Fund Investment
                                      --------------------------   ------------------------   --------------------------
                                          Shares          Amount       Shares        Amount        Shares         Amount
                                      ----------   -------------   ----------  ------------   -----------  -------------
Sold                                   6,301,165   $  85,989,533    2,937,167  $ 39,132,343    18,336,123  $ 449,432,895
Issued in merger                              --              --           --            --       381,032      9,320,801
Reinvested                               754,226      10,725,094       62,644       890,174       521,030     12,124,371
Redeemed                              (8,992,831)   (121,122,329)  (2,349,723)  (30,603,191)  (17,863,039)  (435,656,947)
                                      ----------   -------------   ----------  ------------   -----------  -------------
Net increase (decrease)               (1,937,440)  $ (24,407,702)     650,088  $  9,419,326     1,375,146  $  35,221,120
                                      ==========   =============   ==========  ============   ===========  =============

                                                  For the Period
                                        August 31, 20001 through
                                              September 30, 2000                   For the Year Ended September 30, 2000
                                      ----------------------------------------------------------------------------------
                                      Mid Cap Fund Institutional    Mid Cap Fund Investment    Small Cap Fund Investment
                                      --------------------------   ------------------------   --------------------------
                                          Shares          Amount       Shares        Amount        Shares         Amount
                                      ----------   -------------   ----------  ------------   -----------  -------------
Sold                                     834,055   $  15,119,147    1,671,890  $ 28,367,640    24,179,824  $ 622,544,178
Issued in Merger                      24,799,785     363,271,526           --            --            --             --
Reinvested                                    --              --      383,966     5,252,658       994,610     22,159,906
Redeemed                              (2,055,142)    (36,569,667)  (1,279,979)  (20,721,643)  (24,203,140)  (624,073,187)
                                      ----------   -------------   ----------  ------------   -----------  -------------
Net increase                          23,578,698   $ 341,821,006      775,877  $ 12,898,655       971,294  $  20,630,897
                                      ==========   =============   ==========  ============   ===========  =============

--------------------------------------------------------------------------------

1    Inception date.

NOTE 4--FUND MERGERS
On August 31, 2000 the net assets of the Equity Appreciation--Institutional Class, one of the Funds comprising the BT Pyramid Mutual Funds, was merged into Mid Cap, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated July 28, 2000. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Equity Appreciation--Institutional Class had net assets of $461,299,975, shares outstanding of 19,712,720, and a net asset value of $23.40, respectively. Mid Cap Fund shares were issued at a conversion factor of 1.25806 shares for each Equity Appreciation--Institutional Class share, respectively. Mid Cap Fund was deemed to be the accounting survivor.

On May 31, 2001 the net assets of the Smaller Companies Fund, one of the Funds comprising the BT Pyramid Mutual Funds, were merged into Small Cap Fund, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated May 31, 2001. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Smaller Companies Fund--Institutional Class and Investment Class had net assets of $8,856,915 and $463,886 shares outstanding of 596,627 and 31,636, and a net asset value of $14.84 and $14.66, respectively. Small Cap Fund shares were issued at a conversion factor of 0.60686 and 0.59942 for each Smaller Companies Fund Institutional Class share and Investment Class share, respectively. Small Cap Fund was deemed to be the accounting survivor.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Investment Funds and Shareholders of Mid Cap Fund and Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Fund and Small Cap Fund (two of the Funds comprising BT Investment Funds, hereafter referred to as the 'Funds') at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 31, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended September 30, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Mid Cap Fund's distributions to shareholders included $10,093,567 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary dividends made during the fiscal year ended September, 2001, the following percentages qualify for the dividends received deduction available to corporate shareholders.

Mid Cap Fund                                    100.00%
Small Cap Fund                                    6.88%


--------------------------------------------------------------------------------

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              INVESTMENTS IN UNAFFILIATED ISSUERS

              COMMON STOCKS--87.65%
              CONSUMER DISCRETIONARY--14.84%

    137,600   BorgWarner, Inc. ...........$  5,545,280
    248,300   Darden Restaurants, Inc. ...   6,517,875
    122,800   Ethan Allen Interiors, Inc.    3,377,000
    106,200   Johnson Controls, Inc. .....   6,928,488
    216,100   Leggett & Platt, Inc. ......   4,213,950
    220,700   Talbots, Inc. ..............   4,954,715
    529,500   Venator Group, Inc. 1 ......   8,074,875
                                          ------------
                                            39,612,183
                                          ------------
              CONSUMER STAPLES--9.63%
    473,600   Dole Food Co. ..............  10,135,040
     77,800   Suiza Foods Corp. 1 ........   4,912,292
  1,062,600   Tyson Foods, Inc. Class A ..  10,647,252
                                          ------------
                                            25,694,584
                                          ------------
              ENERGY--4.16%
    313,500   BJ Service Co. 1 ...........   5,577,165
    163,500   National-Oilwell, Inc. 1 ...   2,370,750
     69,100   Noble Drilling Corp. 1 .....   1,658,400
     41,200   Smith International, Inc. 1    1,499,680
                                          ------------
                                            11,105,995
                                          ------------
              FINANCIALS--11.08%
     68,900   Astoria Financial Corp. ....   4,083,014
    175,900   Banknorth Group, Inc. ......   3,926,088
    346,500   Hibernia Corp. Class A .....   5,665,275
     59,500   Investors Financial
               Services Corp. ............   3,429,580
     77,800   Legg Mason, Inc. ...........   3,093,328
    165,000   North Fork Bancorporation ..   4,907,100
     60,600   SEI Investments Co. ........   1,939,200
    266,700   Sovereign Bancorp, Inc. ....   2,533,650
                                          ------------
                                            29,577,235
                                          ------------
              HEALTH CARE--19.75%
    106,470   Alkermes, Inc. 1 ...........   2,084,682
     48,800   Barr Laboratories, Inc. 1 ..   3,858,128
    266,400   Caremark Rx, Inc. 1 ........   4,443,552
    147,800   Edwards Lifesciences Corp. 1   3,310,720
    151,600   Genzyme Corp.-General
               Division 1 ................   6,885,672
     81,700   Idec Pharmaceuticals, Inc. 1   4,049,869
     70,900   Imclone Systems 1 ..........   4,009,395
     70,000   Invitrogen Corp. 1 .........   4,603,200
     59,600   Laboratory Corporation
               Of America Holdings 1 .....   4,818,660
    156,800   Priority Healthcare Corp.
               B Shares 1 ................   3,763,200
     55,200   Quest Diagnotics, Inc. 1 ...   3,405,840
    152,800   Sicor, Inc. 1 ..............   2,886,392
    129,600   Triad Hospitals, Inc. 1 ....   4,587,840
                                          ------------
                                            52,707,150
                                          ------------
     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              INDUSTRIALS--6.98%
    333,100   American Power Conversion 1 $  3,890,608
    123,800   Certegy, Inc. 1 ............   3,213,848
    295,500   Swift Transportations
               Co, Inc. 1 ................   5,230,350
    118,900   The Bisys Group, Inc. 1 ....   6,304,078
                                          ------------
                                            18,638,884
                                          ------------
              INFORMATION TECHNOLOGY--10.64%
     45,800   Affiliated Computer
               Services, Inc. 1 ..........   3,728,578
    117,000   Electronics Arts, Inc. 1 ...   5,343,390
     97,100   Intersil Holding Corp. 1 ...   2,711,032
    125,700   Intuit, Inc. 1 .............   4,500,060
     80,100   Linear Technology Corp. ....   2,627,280
    199,600   Microsemi Corp. 1 ..........   5,199,580
    136,200   Peregrine Systems, Inc. 1 ..   1,720,206
    110,500   Sungard Data Systems, Inc. 1   2,582,385
                                          ------------
                                            28,412,511
                                          ------------
              MATERIALS--7.20%
    336,800   Packaging Corp. of America 1   5,203,560
    164,500   Peabody Energy Corp. .......   3,964,450
    487,970   Solutia, Inc. ..............   6,050,828
    119,300   Valspar Corp. ..............   3,989,392
                                          ------------
                                            19,208,230
                                          ------------
              UTILITIES--3.37%
    130,200   Aquila, Inc. 1 .............   2,838,360
    139,100   NiSource, Inc. .............   3,242,421
    175,700   ONEOK, Inc. ................   2,909,593
                                          ------------
                                             8,990,374
                                          ------------
TOTAL COMMON STOCKS
(Cost $251,988,366) ...................... 233,947,146
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $251,988,366) ................... 233,947,146
                                          ------------

              INVESTMENT IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUNDS--12.99%
 34,668,051   Cash Management Fund
               Institutional .............  34,668,051
                                          ------------
TOTAL INVESTMENT IN AFFILIATED
INVESTMENT COMPANIES
(Cost $34,668,051) .......................  34,668,051
                                          ------------
TOTAL INVESTMENTS
(Cost $286,656,417) 2 ........ 100.64%    $268,615,197

LIABILITIES IN EXCESS OF
   OTHER ASSETS ..............  (0.64)      (1,702,326)
                               ------     ------------
NET ASSETS ................... 100.00%    $266,912,871
                               ======     ============


--------------------------------------------------------------------------------

1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $287,373,908.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--95.91%
              AUTOS AND TRANSPORTATION--9.93%
    150,000   BorgWarner, Inc. ...........$  6,045,000
     77,100   Oshkosh Truck Corp. ........   2,792,562
    107,600   Skywest, Inc. ..............   1,799,072
     69,800   Superior Industries
               International .............   2,318,058
    299,200   Swift Transportations Co,
               Inc. 1 ....................   5,295,840
    183,000   USFreightways Corp. ........   5,709,600
                                          ------------
                                            23,960,132
                                          ------------
              CONSUMER DISCRETIONARY--21.04%
     92,500   Activision, Inc. 1 .........   2,517,850
    160,000   Bally Total Fitness
               Holdings 1 ................   3,249,600
     77,900   Cato Corp. (The) Class A ...   1,165,384
    206,200   Chico's Fas, Inc. 1 ........   4,856,010
    145,600   Christopher & Banks Corp. 1    4,384,016
    191,100   Furniture Brands
               International, Inc. 1 .....   3,722,628
    311,000   Genesco, Inc. 1 ............   5,053,750
    305,400   Gildan Activewear, Inc.
               Class A 1 .................   3,680,070
      5,100   La-Z-Boy, Inc. .............      80,529
     59,800   Maximus, Inc. 1 ............   2,375,854
    107,700   Metro One
               Telecommunications 1 ......   2,498,640
    104,900   Mohawk Inds, Inc. 1 ........   3,855,075
     25,400   Panera Bread Co. Class A 1 .     888,746
    101,100   Rare Hospitality
               International, Inc. 1 .....   1,571,094
    143,600   Renaissance Learning, Inc. 1   4,725,876
    115,300   Sonic Corp. 1 ..............   3,495,896
    172,200   Venator Group, Inc. 1 ......   2,626,050
                                          ------------
                                            50,747,068
                                          ------------
              CONSUMER STAPLES--5.37%
     97,700   Performance Food Group Co. 1   2,787,381
     74,300   Suiza Foods Corp. 1 ........   4,691,302
    545,000   Tyson Foods, Inc. Class A ..   5,460,900
                                          ------------
                                            12,939,583
                                          ------------
              FINANCIAL SERVICES--12.51%
     37,800   Affiliated Managers Group 1    2,147,418
    126,400   Annuity And Life Re ........   4,291,280
     71,275   Astoria Financial Corp. ....   4,223,757
    261,200   Commercial Federal Corp. ...   6,339,324
    205,700   Hibernia Corp. Class A .....   3,363,195
    145,000   Labranche & Co., Inc. 1 ....   3,219,000
    143,900   Odyssey Re Holdings Corp. 1    1,984,381
    138,500   South Financial Group, Inc.    2,193,840
    252,600   Sovereign Bancorp, Inc. ....   2,399,700
                                          ------------
                                            30,161,895
                                          ------------

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              HEALTH CARE--19.80%
    168,300   Accredo Health, Inc. 1 .....$  6,126,120
    244,800   Caremark Rx, Inc. 1 ........   4,083,264
    222,800   Cell Genesys, Inc. 1 .......   3,564,800
     43,400   Eclipsys Corp. 1 ...........     577,220
    181,400   Emisphere Technologies,
               Inc. 1 ....................   3,464,740
    106,400   Intermune, Inc. 1 ..........   4,069,800
     79,000   Province Healthcare Co. 1 ..   2,902,460
     61,500   Rehabcare Group, Inc. 1 ....   2,675,865
    232,200   Resmed, Inc. 1 .............  11,795,760
     97,700   SurModics, Inc. 1 ..........   3,903,115
    545,300   XOMA Ltd. 1 ................   4,596,879
                                          ------------
                                            47,760,023
                                          ------------
              MATERIALS AND PROCESSING--6.36%
    103,900   Applied Films Corp. 1 ......   1,740,325
     65,800   Bowater, Inc. ..............   2,896,516
     20,600   Jacobs Engineering Group,
               Inc. 1 ....................   1,285,440
    187,500   LNR Porperty Corp. .........   5,615,625
     69,200   Lone Star Technologies,
               Inc. 1 ....................     858,080
     72,900   Rayonier, Inc. .............   2,950,263
                                          ------------
                                            15,346,249
                                          ------------
              OTHER ENERGY--4.88%
    112,300   Arch Coal, Inc. ............   1,751,880
    371,700   Global Inds Ltd. 1 .........   2,025,765
     76,400   Massey Energy Co ...........   1,119,260
    139,300   National-Oilwell, Inc. 1 ...   2,019,850
     61,600   Peabody Energy Corp. .......   1,484,560
     72,700   Tom Brown, Inc. 1 ..........   1,519,430
    165,300   Veritas DGC, Inc. 1 ........   1,843,095
                                          ------------
                                            11,763,840
                                          ------------
              PRODUCER DURABLES--6.39%
    130,200   Belden, Inc. ...............   2,447,760
    253,800   Joy Global, Inc. 1 .........   3,768,930
     84,300   Photon Dynamics, Inc. 1 ....   1,951,545
    141,900   Rayovac Corp. 1 ............   2,163,975
    152,900   SBA Communications Corp. 1 .   2,041,215
    193,600   SpectraLink Corp.1 .........   3,029,840
                                          ------------
                                            15,403,265
                                          ------------
              TECHNOLOGY--4.47%
     97,300   Anixter International,
               Inc. 1 ....................   2,411,094
     33,400   Documentum, Inc. 1 .........     273,546
    126,300   DSP Group, Inc. 1 ..........   2,519,685
      9,700   Intergraph Corp. 1 .........      86,815
    106,200   Numerical Technologies,
               Inc. 1 ....................   1,762,920
    153,600   Zoran Corp. 1 ..............   3,720,192
                                          ------------
                                            10,774,252
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              UTILITIES--5.16%
     88,600   Alamosa Holdings, Inc. 1 ...$  1,227,110
    225,500   Philadelphia Suburban Corp.    5,921,630
    105,780   Price Communications Corp. 1   1,792,970
     90,500   RGS Energy Group, Inc. .....   3,502,350
                                          ------------
                                            12,444,060
                                          ------------
TOTAL COMMON STOCKS
   (Cost $237,455,484) ................... 231,300,367
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $237,455,484) ................... 231,300,367
                                          ------------


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES
              MUTUAL FUNDS--6.39%
 15,403,794   Cash Management Fund
               Institutional .............$ 15,403,794
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $15,403,794) ....................  15,403,794
                                          ------------
TOTAL INVESTMENTS
   (Cost $252,859,278) 2 ...... 102.30%   $246,704,161

LIABILITIES IN EXCESS OF

   OTHER ASSETS ...............  (2.30)     (5,545,127)
                                ------    ------------
NET ASSETS .................... 100.00%   $241,159,034
                                ======    ============

--------------------------------------------------------------------------------

1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $253,771,510.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                              SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------
                                                              CAPITAL APPRECIATION                     SMALL CAP
                                                                         PORTFOLIO                     PORTFOLIO
                                                              --------------------                  ------------
ASSETS
   Investment in unaffiliated issuers, at value 1 ................... $233,947,146                  $231,300,367
   Investments in affiliated investment companies,
     at value 2 .....................................................   34,668,051                    15,403,794
   Dividends receivable 3 ...........................................      101,962                       153,420
   Receivable for shares of beneficial interest subscribed ..........           --                        13,859
   Receivable for securities sold ...................................    7,244,567                     5,322,724
                                                                      ------------                  ------------
Total assets ........................................................  275,961,726                   252,194,164
                                                                      ------------                  ------------
LIABILITIES
   Payable for securities purchased .................................    8,876,630                    10,882,398
   Due to advisor ...................................................      143,600                       123,505
   Accrued expenses and other .......................................       28,625                        29,227
                                                                      ------------                  ------------
Total liabilities ...................................................    9,048,855                    11,035,130
                                                                      ------------                  ------------
NET ASSETS .......................................................... $266,912,871                  $241,159,034
                                                                      ============                  ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................. $284,954,091                  $247,314,151
   Net unrealized depreciation on investments .......................  (18,041,220)                   (6,155,117)
                                                                      ------------                  ------------
NET ASSETS .......................................................... $266,912,871                  $241,159,034
                                                                      ============                  ============

--------------------------------------------------------------------------------

1 Cost of Investment in unaffiliated issuers: Capital Appreciation Portfolio $251,988,366 and Small Cap Portfolio $237,455,484.

2 Cost of Investment in affiliated investment companies: Capital Appreciation Portfolio $34,668,051 and Small Cap Portfolio $15,403,794.

3 Includes $57,036 and $26,810 from Capital Appreciation Portfolio and Small Cap Portfolio investments in affiliated investment companies.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                               FOR THE YEAR ENDED
                                                                                               SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
                                                              CAPITAL APPRECIATION                      SMALL CAP
                                                                         PORTFOLIO                      PORTFOLIO
                                                              --------------------                    -----------
INVESTMENT INCOME
   Dividends from unaffiliated issuers ............................. $   1,951,727                   $  1,175,414
   Dividends from affiliated investment companies ..................     1,664,850                        848,386
                                                                     -------------                   ------------
Total investment income ............................................     3,616,577                      2,023,800
                                                                     -------------                   ------------
EXPENSES
   Advisory fees ...................................................     2,216,885                      1,803,294
   Administration and services fees ................................       348,234                        281,662
   Professional fees ...............................................        28,174                         35,244
   Trustees fees ...................................................        10,617                         10,825
   Miscellaneous ...................................................         5,710                          4,485
                                                                     -------------                   ------------
Total expenses .....................................................     2,609,620                      2,135,510
   Less: fee waivers and/or expense reimbursements .................      (520,549)                      (453,459)
                                                                     -------------                   ------------
Net expenses .......................................................     2,089,071                      1,682,051
                                                                     -------------                   ------------
NET INVESTMENT INCOME ..............................................     1,527,506                        341,749
                                                                     -------------                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investment transactions ..................   (69,862,553)                    (3,481,939)
   Net change in unrealized appreciation/depreciation
     on investments ................................................   (98,321,719)                   (62,596,396)
                                                                     -------------                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....................  (168,184,272)                   (66,078,335)
                                                                     -------------                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................... $(166,656,766)                  $(65,736,586)
                                                                     =============                   ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                 2001                2000                2001                2000
-----------------------------------------------------------------------------------------------------------------
                                           CAPITAL APPRECIATION PORTFOLIO                     SMALL CAP PORTFOLIO
                                           ------------------------------                     -------------------
INCREASE (DECREASE)
   IN NET ASSETS FROM:
OPERATIONS
   Net investment income .............. $   1,527,506        $    178,984       $     341,749       $     134,476
   Net realized gain (loss) on
     investment transactions ..........   (69,862,553)         11,701,588          (3,481,939)         70,508,730
   Net change in unrealized
     appreciation/depreciation
     on investments ...................   (98,321,719)         74,967,364         (62,596,396)         19,244,312
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from operations .............  (166,656,766)         86,847,936         (65,736,586)         89,887,518
                                        -------------        ------------       -------------       -------------
CAPITAL TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST
   Proceeds from capital
     invested .........................   125,608,600         405,848,130         470,367,755         645,704,347
   Value of capital withdrawn .........  (160,881,989)        (52,593,612)       (465,460,467)       (648,908,543)
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from capital
   transactions in shares of
   beneficial interest ................   (35,273,389)        353,254,518           4,907,288          (3,204,196)
                                        -------------        ------------       -------------       -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ......................  (201,930,155)        440,102,454         (60,829,298)         86,683,322
NET ASSETS
   Beginning of year ..................   468,843,026          28,740,572         301,988,332         215,305,010
                                        -------------        ------------       -------------       -------------
   End of year ........................ $ 266,912,871        $468,843,026       $ 241,159,034       $ 301,988,332
                                        =============        ============       =============       =============


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CAPITAL APPRECIATION PORTFOLIOS
                                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                      2001          2000           1999         1998         1997
                                                  --------      --------        -------      -------      -------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ............................. $266,913      $468,843        $28,741      $25,689      $48,972
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ....................     0.44%         0.23%          0.07%       (0.05)%      (0.12)%
     Expenses after waivers .....................     0.60%         0.60%          0.60%        0.60%        0.60%
     Expenses before waivers ....................     0.75%         0.79%          0.91%        0.86%        0.81%
   Portfolio turnover rate ......................      251%          146%           155%         145%         167%


 SMALL CAP PORTFOLIO
                                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                      2001          2000           1999         1998         1997
                                                  --------      --------        -------      -------      -------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year

     (000s omitted) ............................. $241,159      $301,988       $215,305     $173,271     $285,878
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income .......................     0.12%         0.05%         (0.09)%      (0.22)%      (0.24)%
     Expenses after waivers .....................     0.60%         0.60%          0.60%        0.60%        0.60%
     Expenses before waivers ....................     0.76%         0.76%          0.75%        0.77%        0.77%
   Portfolio turnover rate ......................      109%          136%           159%         182%         188%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The Capital Appreciation Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 as amended (the 'Act'), as an open-end management investment company. The Portfolio was organized on August 18, 1992, as an unincorporated trust under the laws of New York and began operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the 'Trustees') to issue beneficial interests in the Portfolio.

BT Investment Portfolios (the 'Trust'), which Small Cap Portfolio is a series of, is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on August 6, 1993 as an unincorporated Trust under the laws of New York. Small Cap Portfolio began operations on October 21, 1993.

B. VALUATION OF SECURITIES
Each portfolio values a portfolio security that is primarily traded on a national exchange, or the NASDAQ National Market, by using the last sales price reported for the day. If there are no sales or the security is not listed on an exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available or may be unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At September 30, 2001 there were no fair valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost, which approximates fair market value.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in each Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
Each Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary in the financial statements.

E. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
As of April 30, 2001, the Portfolios have entered into an Advisory Agreement with Deutsche Asset Management, Inc. (DeAM, Inc.). Under this agreement, the Portfolios pay DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.65% of each Portfolios' average daily net assets. Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolios pursuant to an Advisory Agreement

The Portfolios have entered into an Administration Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative services to each of the Portfolios. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

Prior to July 1, 2001, Bankers Trust Company served as Administrator to the Portfolios. Bankers Trust Company continues to serve as custodian to the Portfolios.

The Portfolio may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by DeAM, Inc. Prior to April 20, 2001, Cash Management was

--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM, Inc. Assets invested in Cash Management are not subject to the Advisory Fee as described on previous page.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001 were as follows:

Portfolio                           Purchases          Sales
---------                           ---------          -----
Capital Appreciation Portfolio   $797,742,659   $827,588,353
SmallCap Portfolio                309,109,667    291,077,184

For federal income tax purposes, the tax basis of investments held at September 30, 2001 were as follows:

Portfolio                                     Cost-Tax Basis
---------                                     --------------
Capital Appreciation Portfolio                  $287,373,908
Small Cap Portfolio                              253,771,510

The aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation for all investments at September 30, 2001 were as follows:

Portfolio                       Appreciation    Depreciation
---------                       ------------    ------------
Capital Appreciation Portfolio   $12,474,804     $31,233,515
Small Cap Portfolio               33,215,263      40,282,612

NOTE 4--LINE OF CREDIT
Each Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for these Portfolios under the credit facility for the year ended September 30, 2001.

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


Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial
Interest of Capital Appreciation Portfolio and
Small Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio and Small Cap Portfolio (one of the Portfolios comprising BT Investment Portfolios) (collectively hereafter referred to as the 'Portfolios') at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 31, 2001

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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Mid Cap Fund--Institutional Class                              CUSIP #055922637
Mid Cap Fund--Investment Class                                 CUSIP #055922819
Small Cap Fund--Investment Class                               CUSIP #055922769
                                                             SMMIDCAPANN (9/01)
                                                                  Printed 11/01
Distributed by:
ICC Distributors, Inc.